Exhibit 19.4

 Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report

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


  Collection Period                                                                                                    August, 2002
  Distribution Date                                                                                                       9/16/2002
  Transaction Month                                                                                                               1


  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,157,996,399.94              184,733
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $602,000,000.00         1.790%                      May 15, 2003
   Class A-2 A Notes                                                200,000,000.00         2.100%                    March 15, 2005
   Class A-2 B Notes                                              1,116,000,000.00         1.881%                    March 15, 2005
   Class A-3 A Notes                                                250,000,000.00         2.680%                 February 15, 2006
   Class A-3 B Notes                                                306,000,000.00         1.891%                 February 15, 2006
   Class A-4 A Notes                                                204,737,000.00         3.130%                 November 15, 2006
   Class A-4 B Notes                                                171,000,000.00         1.931%                 November 15, 2006
   Class B Notes                                                     89,992,000.00         3.560%                 February 15, 2007
   Class C Notes                                                     59,994,000.00         4.400%                      May 15, 2007
   Class D Certificates                                              59,994,000.00         6.000%                 February 15, 2009
                                                                     -------------
      Total                                                      $3,059,717,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $12,003,631.69                $1,994.57          $12,005,626.26
  Repurchased Loan Proceeds Related to Interest                           9,668.41                     0.00                9,668.41
                                                                          --------                     ----                --------
      Total                                                         $12,013,300.10                $1,994.57          $12,015,294.67
  Servicer Advances:
  Principal Advances                                                         $0.00                $6,204.72               $6,204.72
  Interest Advances                                                   2,403,180.56                 1,057.38            2,404,237.94
                                                                      ------------                 --------            ------------
      Total                                                          $2,403,180.56                $7,262.10           $2,410,442.66
  Principal:
  Principal Collections                                             $71,779,234.44               $43,196.99          $71,822,431.43
  Prepayments in Full                                                27,330,891.66                 3,487.67           27,334,379.33
  Prepayments in Full Due to Administrative Repurchases                       0.00                10,414.26               10,414.26
  Repurchased Loan Proceeds Related to Principal                      4,399,071.08                     0.00            4,399,071.08
  Payahead Draws                                                              0.00                 6,133.24                6,133.24
                                                                              ----                 --------                --------
      Total                                                        $103,509,197.18               $63,232.16         $103,572,429.34
  Liquidation Proceeds                                                                                                   $10,405.75
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                   $103,582,835.09
  Principal Losses for Collection Period                                                                                 $57,256.94
  Total Regular Principal Reduction                                                                                 $103,635,891.00
  Total Collections                                                                                                 $118,008,572.42

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $118,008,572.42
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
                                                                                                                               ----
      Total                                                                                                         $118,008,572.42

  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                    August, 2002
  Distribution Date                                                                                                       9/16/2002
  Transaction Month                                                                                                               1

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,631,663.67        $2,631,663.67                $0.00
   Amount per $1,000 of Original Balance               0.86                 0.86                 0.00
  Net Swap Payment, Tranche A2 B                   $4,758.50
  Net Swap Payment, Tranche A3 B                  $71,718.75
  Net Swap Payment, Tranche A4 B                  $71,238.12

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $538,790.00         $538,790.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  186,666.67          186,666.67                   0.00                 0.00                0.00
   Class A2 B Notes                1,049,737.50        1,049,737.50                   0.00                 0.00                0.00
   Class A3 A Notes                  297,777.78          297,777.78                   0.00                 0.00                0.00
   Class A3 B Notes                  289,361.25          289,361.25                   0.00                 0.00                0.00
   Class A4 A Notes                  284,811.92          284,811.92                   0.00                 0.00                0.00
   Class A4 B Notes                  165,121.88          165,121.88                   0.00                 0.00                0.00
   Class B Notes                     142,387.34          142,387.34                   0.00                 0.00                0.00
   Class C Notes                     117,321.60          117,321.60                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,071,975.94       $3,071,975.94                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $159,984.00         $159,984.00               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----

  Total Note and Cert. Interest:     $3,231,959.94       $3,231,959.94               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $111,997,233.44

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount        6,115,488.96
   Third Priority Distribution Amount        59,994,000.00
   Regular Principal Distribution Amount    535,890,511.04
                                            --------------
      Principal Distribution Amount        $602,000,000.00
  Noteholder Principal Distributions:
   Class A1 Notes                                       $111,997,233.44
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 A Notes                                                0.00
   Class A4 B Notes                                                0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $111,997,233.44
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:            $111,997,233.44
  Collections Released to Servicer                                $0.00
  Total Available for Distribution         $118,008,572.42
  Total Distribution (incl. Servicing Fee) $118,008,572.42

  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                    August, 2002
  Distribution Date                                                                                                       9/16/2002
  Transaction Month                                                                                                               1

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                         Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $186.04                   $0.90                  $186.94
  Class A2 A Notes                                               0.00                    0.93                     0.93
  Class A2 B Notes                                               0.00                    0.94                     0.94
  Class A3 A Notes                                               0.00                    1.19                     1.19
  Class A3 B Notes                                               0.00                    0.95                     0.95
  Class A4 A Notes                                               0.00                    1.39                     1.39
  Class A4 B Notes                                               0.00                    0.97                     0.97
  Class B Notes                                                  0.00                    1.58                     1.58
  Class C Notes                                                  0.00                    1.96                     1.96
                                                                 ----                    ----                     ----
      Total Notes                                              $37.34                   $1.02                   $38.36

  Class D Certificates                                          $0.00                   $2.67                    $2.67
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $36.60                   $1.06                   $37.66

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                      Balance         Pool Factor
  Aggregate Balance of Notes               $2,999,723,000.00       1.0000000              $2,887,725,766.56         0.9626641
  Class A1 Notes                              602,000,000.00       1.0000000                 490,002,766.56         0.8139581
  Class A2 A Notes                            200,000,000.00       1.0000000                 200,000,000.00         1.0000000
  Class A2 B Notes                          1,116,000,000.00       1.0000000               1,116,000,000.00         1.0000000
  Class A3 A Notes                            250,000,000.00       1.0000000                 250,000,000.00         1.0000000
  Class A3 B Notes                            306,000,000.00       1.0000000                 306,000,000.00         1.0000000
  Class A4 A Notes                            204,737,000.00       1.0000000                 204,737,000.00         1.0000000
  Class A4 B  Notes                           171,000,000.00       1.0000000                 171,000,000.00         1.0000000
  Class B Notes                                89,992,000.00       1.0000000                  89,992,000.00         1.0000000
  Class C Notes                                59,994,000.00       1.0000000                  59,994,000.00         1.0000000
  Class D Certificates                         59,994,000.00       1.0000000                  59,994,000.00         1.0000000
                                               -------------       ---------                  -------------         ---------
     Total                                 $3,059,717,000.00       1.0000000              $2,947,719,766.56         0.9633962
  Portfolio Information
                                                         5.46%                                           5.47%
  Weighted Average Coupon (WAC)                                                                          5.47%
  Weighted Average Remaining Maturity (WAM)              46.70                                           45.86
                                                       184,733                                         181,828
  Remaining Number of Receivables                                                                      181,828
                                             $3,157,996,399.94                               $3,054,360,508.94
  Portfolio Receivable Balance                                                               $3,054,360,508.94

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $14,753,623.09
  Specified Credit Enhancement Amount                                                                        $30,543,605.09
  Yield Supplement Overcollateralization Amount                                                             $120,746,997.90
  Target Level of Overcollateralization                                                                     $135,500,620.99




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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                    August, 2002
  Distribution Date                                                                                                       9/16/2002
  Transaction Month                                                                                                               1

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,789,982.00
  Specified Reserve Account Balance                                                                           15,789,982.00
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,789,982.00
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,789,982.00
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                   $10,405.75
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                           $57,256.94
  Charge-off Rate for Collection Period (annualized)                                                                          0.02%
  Cumulative Net Losses for all Periods                                                                                  $46,851.19


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,030                $16,929,821.84
  61-90 Days Delinquent                                                                             6                   $115,303.74
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            17                   $258,435.24


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0181%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0033%
  Three Month Average                                                                                                       0.0000%



                                     Page 4

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                    August, 2002
  Distribution Date                                                                                                       9/16/2002
  Transaction Month                                                                                                               1

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                                   $0.00                         $0.00
  New Advances                                                                           2,379,063.71                      7,258.25
  Servicer Advance Recoveries                                                                    0.00                          0.00
                                                                                                 ----                          ----
  Ending Servicer Advances                                                              $2,379,063.71                     $7,258.25

  Current Month Interest Advances for Prepaid Loans                                        $24,116.85                         $3.85

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $10,406.12
  Additional Payaheads                                                                                                     5,431.59
  Payahead Draws                                                                                                           9,878.02
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                         $5,959.69


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